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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 22, 2002


                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Indiana                   1-5627                    13-5158950
         ---------------           --------------            ----------------
         (State or other           (Commission               (IRS Employer
         jurisdiction of           File Number)              Identification No.)
         organization)

                         4 West Red Oak Lane
                       White Plains, New York               10604
              (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (914) 641-2000


          (Former name or former address if changed since last report)
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ITEM 4.  Changes in Registrant's Certifying Accountant

On March 22, 2002, upon the recommendation of the Audit Committee, the Board of Directors of the Company approved the dismissal of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors following the 2001 audit and the selection of Deloitte & Touche LLP as independent auditors for 2002. The appointment of Deloitte & Touche LLP is subject to shareholder ratification at the Company's Annual Meeting of Shareholders to be held on May 7, 2002. In order to ensure an orderly transition of auditors, the Company intends to continue to use Arthur Andersen for certain services during the remainder of 2002.

In connection with the audits for the two most recent fiscal years and through March 22, 2002, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its report on the financial statements of the Company for such time periods. Also, during those time periods, there have been no "reportable events," as such term is used in Item 304(a)(1)(v) of Regulation S-K.

Arthur Andersen's reports on the financial statements of the Company for the last two years neither contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided Arthur Andersen a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission"). Arthur Andersen has provided the Company with a letter, addressed to the Commission, which is filed as an exhibit to this Current Report on Form 8-K.

During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 22, 2002, the Company did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.    Description

    16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 26, 2002.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITT INDUSTRIES, INC.




                                         By: /S/ Robert W. Beicke
                                             -----------------------------------
                                             Robert W. Beicke
                                        Its: Vice President, Associate General
                                             Counsel and Assistant Secretary

Date:  March 26, 2002